MS P2 12/17

SUPPLEMENT DATED DECEMBER 29, 2017

TO THE PROSPECTUS DATED MAY 1, 2017

OF

FRANKLIN MUTUAL SERIES FUNDS

(Franklin Mutual Beacon Fund, Franklin Mutual European Fund, Franklin Mutual Financial Services Fund, Franklin Mutual Global Discovery Fund, Franklin Mutual International Fund, Franklin Mutual Quest Fund, Franklin Mutual Shares Fund)

Effective January 1, 2018, the prospectus is amended as follows:

The portfolio management team for Franklin Mutual Beacon Fund under the “FUND DETAILS – Management” section beginning on page 105 is revised as follows:

Management

Franklin Mutual Beacon Fund

Christian Correa           Co-Portfolio Manager

Mandana Hormozi        Co-Portfolio Manager

Aman Gupta     Co-Portfolio Manager

Christian Correa, CFA              Portfolio Manager of Franklin Mutual
Mr. Correa has been a lead or co-lead portfolio manager for the Franklin Mutual Beacon Fund since 2007 and co-lead portfolio manager for the Franklin Mutual Global Discovery Fund since January 2018. He joined Franklin Templeton Investments in 2003.

Mandana Hormozi                    Portfolio Manager of Franklin Mutual
Ms. Hormozi has been a co-lead portfolio manager for the Franklin Mutual Beacon Fund since 2009 and co-lead portfolio manager for the Franklin Mutual European Fund since January 2018. She joined Franklin Templeton Investments in 2003.

Aman Gupta, CFA        Portfolio Manager of Franklin Mutual
Mr. Gupta has been a portfolio manager for the Franklin Mutual Beacon Fund since 2014 and co-lead portfolio manager since January 2018. He joined Franklin Templeton Investments in 2010.

Please keep this supplement with your prospectus for future reference.